Exhibit 99.1

ALLIANT TECHSYSTEMS INC.

5050 Lincoln Drive

Edina, MN 55436-1097

February 11, 2003

Via EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, DC 20549

Re:	Alliant Techsystems Inc.

Quarterly Report on Form 10-Q for the Quarter Ended December 29, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

Very truly yours,

ALLIANT TECHSYSTEMS INC.

By:	/s/ Ann D. Davidson
Ann D. Davidson Vice President, General Counsel and Corporate Secretary